UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

BULLFROG AI HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41600	84-4786155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

323 Ellington Blvd, Unit 317

Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

(240) 658-6710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $ 0.00001 per share	BFRG	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Tradeable Warrants	BFRGW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On February 14, 2023, Bullfrog AI Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with WallachBeth Capital, LLC, who acted as the representative of the underwriters (the “Representative”), in a firm commitment underwritten public offering (the “Offering”) pursuant to which the Company agreed to sell to the Representative 1,297,318 units (the “Units”) for gross proceeds of approximately $8,432,567, prior to deducting underwriting discounts and commissions and other estimated offering expenses. The price to the public in the Offering is $6.50 per Unit, before underwriting discounts and commissions. The Units consist of one share of our common stock, one tradeable warrant (each, a “Tradeable Warrant,” collectively, the “Tradeable Warrants”) to purchase one share of common stock at an anticipated exercise price of $7.80 per share, and one non-tradeable warrant (each, a “Non-tradeable Warrant,” collectively, the “Non-tradeable Warrants”; together with the Tradeable Warrants, each, a “Warrant,” collectively, the “Warrants”)) to purchase one share of our common stock at an exercise price of $8.125.

Pursuant to the terms of the Underwriting Agreement, the Company agreed to issue to the Representative an additional 194,598 shares of the Company’s common stock at a price of $6.48 per share and/or up to 194,598 Tradeable Warrants at $0.01 per Tradeable Warrant, and/or up to 194,598 Non-Tradeable Warrants at $0.01 per Non-tradeable Warrant, or any combination of additional shares of common stock and Warrants representing, in the aggregate, up to 15% of the number of Units sold in the Offering solely to cover over-allotments, if any, less the underwriting discounts payable by the Company. The Representative exercised the over-allotment for an aggregate of 306,818 Warrants (153,409 of each). Each Warrant will be exercisable immediately upon issuance and will expire five (5) years after the initial issuance date.

The common stock was approved to list on the Nasdaq Capital Market under the symbol “BFRG” and began trading there on February 15, 2023. The Tradeable Warrants were approved to list on the Nasdaq Capital Market under the symbol “BFRGW” and began trading there on February 15, 2023. The offering closed on February 16, 2023.

The Units were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-267951), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) on October 10, 2022 and declared effective by the SEC on February 13, 2023.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Representative, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our common stock or securities convertible or exercisable or exchangeable into common stock for a period of six months after the date of the final prospectus.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 15, 2023, Don Elsey, William Enright, and Jason Hanson were appointed to serve as Directors of the Company. Messrs. Elsey, Enright and Hanson each meets the definition of “independent director” under the rules of The Nasdaq Capital Market and meets the independence standards under Rule 10A-3.

Messrs. Elsey, Enright and Hanson, with Mr. Elsey serving as chair, will act as our audit committee.

Messrs. Enright, Elsey and Hanson, with Mr. Enright serving as chair, will act as our compensation committee.

Messrs. Hanson, Enright and Elsey, with Mr. Hanson serving as chair, will act as our nominating and corporate governance committee.

There is no arrangement or understanding between Messrs. Enright, Elsey and Hanson and any other persons, pursuant to which he was selected as a director. Messrs. Enright, Elsey and Hanson have not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Messrs. Enright, Elsey and Hanson and any director or executive officer of the Company.

Item 8.01	Other Events

On February 14, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 16, 2023, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01	Exhibits

Exhibit
No.	Description
1.1	Underwriting Agreement between WallachBeth Capital, LLC and Bullfrog AI Holdings, Inc.
1.2	Public Warrant Agreement dated February 16, 2023 by and between the Company and VStock Transfer, LLC
99.1	Press Release dated February 14, 2023
99.2	Press Release dated February 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

BULLFROG AI HOLDINGS, INC.

By:	/s/ Vininder Singh
Vininder Singh
Chief Executive Officer